                                                                   EXHIBIT 10.58

                        HOME PROPERTIES OF NEW YORK, INC.
                                AMENDMENT NO. ONE
                                     TO THE
                             2000 STOCK BENEFIT PLAN

     This Amendment No. One to the 2000 Stock Benefit Plan (the "Plan") is adopted by the Board of Directors of Home Properties of New York, Inc. at a meeting duly called and held on February 7, 2001.

     1.   Defined Terms: All capitalized terms used herein but not defined in
          -------------
          this Amendment shall have the meaning given them in the Plan.

     2.   Amendment to the Plan: Section (c) of Section 3.5, "Payment of
          ---------------------
          Exercise Price" and section (c) of Section 4.5, "Payment of Exercise Price" are hereby deleted in their entirety and new section (c) shall be substituted in its place:

          "(c) by delivery of instructions to the Company to purchase shares of stock at the grant price and simultaneously sell enough shares to cover the cost to purchase the stock plus any associated taxes and fees; or"

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment No. One this 7th day of February, 2001.


                               HOME PROPERTIES OF NEW YORK, INC.



                           By: /s/ Ann M. McCormick
                               --------------------
                               Ann M. McCormick
                               Senior Vice President and Secretary